AMENDMENT TO TULLY AGREEMENT



     This Amendment to the Agreement dated as of December 1, 1995 (the "Agreement") is entered into as of July 1, 1997 between Flushing Savings Bank, FSB (the "Bank"), Flushing Financial Corporation (the "Company") and Gerard P. Tully, Sr. ("Mr. Tully").


                                   WITNESSETH:

     The Agreement is amended as set forth herein;

     1. Section 3 of the Agreement is hereby amended by replacing the aggregate fee per month to be $7,083.33.

     2. The amendment set forth in paragraph 1 hereof shall be effective July 1, 1997 and except as amended by paragraph 1 hereof, the Agreement shall remain in effect in accordance with its terms.

     IN WITNESS WHEREOF, Mr. Tully and the Bank have caused this Amendment to be executed on this 15th day of July, 1997.



                                          FLUSHING SAVINGS BANK, FSB


                                          By  /s/ JAMES F. MCCONNELL
                                             -----------------------------------



                                          FLUSHING FINANCIAL CORPORATION


                                          By   /s/ MICHAEL J. HEGARTY
                                             -----------------------------------

                                               /s/ GERARD P. TULLY, SR.
                                             -----------------------------------